EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Timberjack Sporting Supplies, Inc. ("TSS") on Form 10-QSB for the three-month period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wesley Brumbaugh, President and Chief Executive Officer of TSS, and I, Wesley Brumbaugh, Principal Financial Officer of TSS, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TSS.

Date: February 15, 2008

/s/ Wesley Brumbaugh

Wesley Brumbaugh

President and Chief Executive Officer

Date: February 15, 2008

/s/ Wesley Brumbaugh

Wesley Brumbaugh

Principal Financial Officer